Exhibit 99.1

INTELLIGENT
BIO SOLUTIONS

Pioneering Pain-free Solutions

Transforming drug testing with non-invasive, cost-effective, reliable solutions.


LabelWriter 450

NASDAQ: INBS | October 2026

Forward Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the U.S. Securities and Exchange Commission (the "SEC"), each as amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance, or achievements of Intelligent Bio Solutions, Inc. and its affiliates ("INBS" or the "Company"), or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.

Statements that are not historical facts are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "potential," "may," "might," "will," "would," "could," "should," "seeks," or "scheduled to," and similar expressions, or the negative of these terms or comparable language, as well as by discussions of strategy or intentions. Forward-looking statements in this presentation include, without limitation, statements regarding the Company's ability to successfully develop and commercialize its testing solutions, realize commercial benefits from its partnerships and collaborations, and ability to secure regulatory clearance or approvals, among others.

These cautionary statements are being made pursuant to the Securities Act, the Exchange Act, and the PSLRA, with the intention of obtaining the benefits of the "safe harbor" provisions of those laws.

INBS cautions that any forward-looking statements made by INBS are not guarantees of future performance. Although INBS believes that its plans, cost estimates, returns on investments, intentions, and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from any projections or assumptions expressed as of the date such forward-looking statements are made. INBS's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, including those described in INBS's filings with the SEC. INBS does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events, or otherwise, except as required by law.

These materials are not intended as an offer to sell or a solicitation of an offer to buy any security and may not be reproduced or redistributed, in whole or in part, to any other person. Recipients should seek appropriate independent professional advice before relying on these materials or entering into any commitment based upon them.

All information included in this presentation is based on continuing operations unless otherwise noted.

We are a medical technology company delivering intelligent, rapid, non-invasive testing solutions.

Our mission is to redefine the approach to testing and deliver pain-free, accessible solutions that drive transformative change and improve the quality of life.




intelligent
fingerprinting

Simpler Drug Testing

Our Intelligent Fingerprinting Drug Testing Solution, comprising our portable, on-site Intelligent Fingerprinting Drug Screening System ("System") and our Confirmatory Analysis Kit for back-to-lab testing, is revolutionizing portable testing through fingerprint sweat analysis, which has the potential for broader applications in additional fields.

Designed as a fast, hygienic, and cost-effective solution, the System screens for the recent use of common drugs of abuse, including opiates, cocaine, methamphetamine, and cannabis.



3 Steps to Simpler Drug Testing

1 Donor places the tip of each finger on the fingerprint collection area for 5 seconds.

2 Test administrator inserts the cartridge into the digital reader.

3 The reader provides results in less than 10 minutes*.

** INBS has commenced a Validation Study for a rapid drug screening cartridge targeting 70% faster results.*



Our Advantage: Window of Detection

Different drug testing sample types detect drug use over different time periods. Urine testing identifies drug use from several days or even weeks prior. Saliva testing detects drugs used up to 48 hours before testing.

Fingerprint Drug Testing focuses on detecting recent drug use up to 16 to 24 hours before testing, providing a greater indication of potential impairment.

By using sweat as a sample, employers can focus on ‘fitness for duty’ at the time of testing, rather than historical use.

Consumables-led Recurring Revenue Model



Drug Screening Reader
(1x sale)


Installed Readers in the Market
2000
1500
1000
500
0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026



Disposable Drug Screening Cartridge
(recurring revenue)


Cartridge Sales
500,000
400,000
300,000
200,000
100,000
0
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
FY 2026

Full Year Revenue & Gross Margin


Revenue ($M) for the Period Ending 30 June
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.05
38% YoY increase
$4.21
$0.6
$0.7
$1.8
$0.8
$0.9
$2.5
FY 2025
FY 2026
Cartridges
Readers
Accessories


Gross Margin for the Period Ending 30 June
65%
60%
55%
50%
45%
40%
35%
40.8%
48.6%
FY 2025
FY 2026

Customer Accounts

500+ Active Accounts
Sold into 35 Countries & Territories



ParkerSteel
dgp
Hegarty
Total Recycling
Hill
Eastern airways
PREMIER MODULAR
RobinsonBrothers
VKVP HAULAGE
explore
DODMAN
quartz elec
PRINCEBUILD
thanet earth
SEWER
abellio
PRESSGLASS
Smurfit Westrock
Palletways
boughey
CROWN Roofing and Cladding
CAIS
WILCO
MH MASTERSON HOLDINGS
Huntingdonshire DISTRICT COUNCIL
Keepmoat Homes
board
weber SAINT-GOBAIN
VAITEC
RMS PORTS
MPB
P&O FERRIES
GOLDSTAR
stonbury
Hacklings STORAGE & DISTRIBUTION
HOZELOCK
DRAGONLNG
PRECISION STEVEDORES
CHASETOWN CIVIL ENGINEERING LTD
sdc
CODBECK
A&F SPRINKLERS
wren KITCHENS
MAR
HAYFIELD
McCann

Anticipated Milestones & Timing

Milestone	Completion	Timing (Calendar Year)
Clinical data collection across the Company's FDA 510(k) clinical study program	✓	Aug 2026
Analysis, compilation and finalization of 510(k) submission package	✓	Sep 2026
Submission of package seeking FDA 510(k) clearance for the opiate codeine	✓	Sep 2026
If FDA 510(k) clearance received in H1' 2027, then:		
Establish Distribution Network (partnerships & distributors)		H1' 2027
Commence U.S. studies to expand drug detection indications including cannabis, cocaine, and methamphetamine		H1' 2027
Complete rapid cartridge development		H2' 2027
Submit 510(k) application seeking FDA clearance for cannabis, cocaine, and methamphetamine		H1' 2028

Intelligent Fingerprinting Drug Testing

How it Works

The journey of a drug through the body:

Absorption: how the drug moves from the site of administration to the site of action.
Distribution: the journey of the drug through the bloodstream to various tissues of the body.
Metabolism: the process that breaks down the drug.
Excretion: the removal of the drug from the body via sweat.

The Intelligent Fingerprinting Drug Screening System detects recent drug misuse by screening metabolites in **sweat** from fingerprints.


Consumption
Distribution
Metabolism
Absorption
Excretion

Benefits of Fingerprint Drug Testing

Reduce Risk

Aim to identify current impairment rather than past use with a detection window of up to 16-24 hours.

Save Costs

Bring drug testing in-house and eliminate the need for specialized staff or facilities.

Increase Efficiency

Rapidly collect samples and employ batch testing to analyze drug screening results in minutes.

Expand Testing Capabilities

Conduct screening at any time and location with a compact and portable system.

Respect Dignity & Privacy

Preserve employee dignity with quick, non-invasive, and hygienic analysis of fingertip sweat.

Ensure Testing Integrity

Prevent foul play and maintain sample integrity through administrator-supervised testing and self-locking sample seals.

Intelligent Fingerprinting vs Urine & Saliva Drug Testing







	Fingerprint	Saliva	Urine
Detection Window	**Up to 16 – 24 hours**	Up to 2 days	Up to 4 days
Average Test Time	**Less than 10 minutes** *(2-3 mins when batch testing)*	Up to 20 minutes	20 minutes – 4 hours or more
Average Annual Cost *	**~ $5,500**	~ $7,600	~ $7,750
Accuracy	**Up to 99%**	Up to 98%	Up to 99%

** Based on 80 drug tests per year. Includes labor, consumables, biohazardous disposal (saliva and urine), and the cost of four non-negative results per year.*

Market Opportunity

Leveraging intelligent, non-invasive testing to address global demands.

FDA 510(k)

In September 2025, the FDA determined that additional data was required from the Company, thus requiring it to submit a new 510(k) submission.

The FDA determination did not question the underlying technology but rather identified a need for broader evidence.

The Company compiled a comprehensive body of data addressing the areas identified through the FDA review process and submitted its new 510(k) on September 9, 2026. The submission includes a Method Comparison Study that delivered accuracy above 98%, sensitivity above 94%, and 100% specificity across three independent U.S. clinical sites.

FDA-Related Work	Completed
Clinical cut-off study for codeine	✓
Multi-site method comparison	✓
Usability study	✓
Interference study	✓
Precision testing – over 1,600 tests	✓
Cybersecurity / penetration testing	✓
Software / SBOM issues	Resolved
New 510(k) submission	✓ Sep 2026

Addressing a $400 Billion Substance Abuse Problem[1]

The Drug Screening Market is projected to reach US$13.1 billion in 2026 and is expected to reach **US$31 billion by 2032**, growing at a CAGR of 15.4%[2].

Market Drivers

- Workplace safety compliance in high-risk industries
- Rising substance use concerns
- Focus on speed, accuracy, privacy
- Push to reduce adulteration risk
- Growing adoption of rapid testing

Opportunity

- Meets demand for speed, accuracy, and privacy
- Reduced adulteration risk favors non-urine alternatives



[1] U.S. Department of Health and Human Services. *The Surgeon General's Report on Alcohol, Drugs, and Health*. Available at: https://www.hhs.gov/sites/default/files/facing-addiction-in-america-surgeon-generals-report.pdf

[2] Research and Markets, August 2026. *Drug Screening Market - Global Forecast 2026-2032.* Available at: https://www.researchandmarkets.com/report/drug-screening?srsltid=AfmBOoprCyaaQ2WffyrsCdbW9IVUJtNzhCrvkuYR0rl5ACcXXKB4fojS

Hyperlinks and website references in this presentation are provided for convenience only, and do not incorporate the referenced content into this presentation.



U.S. Market Opportunity

The U.S. Drug Screening Market was valued at US$4.6 billion in 2025, and is expected to reach **US$9.4 billion by 2030**[1].

Market Drivers

- Stringent federal and state regulations
- Rising substance abuse concerns
- Mandatory workplace testing requirements

Opportunity

- Strong projected market growth
- Increasing demand for rapid screening solutions
- Broader adoption across workplace, healthcare, and criminal justice systems

[1] Markets and Markets, July 2026. *US Drug Screening Market (2025-2030)*. Available at: https://www.marketsandmarkets.com/Market-Reports/geography/drug-alcohol-screening-market/US

Hyperlinks and website references in this presentation are provided for convenience only, and do not incorporate the referenced content into this presentation.

Target Sectors

Beyond Safety-Critical Workplace Settings

Government

- Public safety and compliance initiatives
- Border security and customs screening
- Workplace safety programs across state agencies
- Defense and national security applications
- Emergency and frontline workforce testing

Law Enforcement & Corrections

- Roadside drug testing
- Corrections, probation, and parole monitoring
- Police recruitment and ongoing compliance testing
- Court-mandated rehabilitation and evidentiary screening
- Forensic and investigative applications

Sports

- Athlete testing (Professional, Collegiate and Schools)

Aviation & Maritime

- Flight and ground crews
- Pre-boarding screening
- Random at sea or incident testing (no labs available)

Hospitals & Healthcare

- Point-of-care drug screening
- Emergency rooms (time is critical)

Energy

- Offshore oil & gas (remote locations)

Growing Drug Consumption

Approximately 331 million people used an illicit drug in 2024, a 34% increase over the last 10 years.

256 million

cannabis users, representing 4.8% of the global adult population and making it the most used drug in the world.

63 million

opioid users, representing 1.2% of the global adult population.

32 million

amphetamine users, representing 0.60% of the global adult population.

25 million

cocaine users, representing 0.47% of the global adult population.

Statistics: UNODC World Drug Report 2026, reporting on the 2024 market. Statistics are based on the number of people who used drugs in the global population aged 15-64.

More Than 70% of Adults Abusing Alcohol or Illicit Drugs in the U.S. Are Employed[1]

Illicit drugs are a continuing issue, contributing to accidents in the workplace. In 2024, the combined U.S. workforce urine drug positivity rate was 4.4%, with a 4% or higher overall drug positivity rate persisting over the past 10 years[2]. Marijuana is the most frequently detected substance, with post-accident positivity of 7.3% in 2024[2], increasing 114.3% between 2015 and 2023[3].

In September 2026, INBS submitted its FDA 510(k) package seeking clearance of its Intelligent Fingerprinting Drug Screening System for detection of the opiate codeine. FDA clearance is expected to enable expansion beyond Forensic Use Only settings into the multi-billion-dollar U.S. drug screening market.



[1] Centers for Disease Control and Prevention, 2023. *Mental Health, Alcohol Use, and Substance Use Resources for Workers and Employers*. Available at: https://www.cdc.gov/niosh/bulletin/2023/mental-health-substance-use.html

[2] Quest Diagnostics, 2025. *2025 Annual Report and Industry Insights*. Available at: https://www.questdiagnostics.com/content/dam/corporate/restricted/documents/drug-testing-index/2025-Drug-Testing-Index-report.pdf

3. Quest Diagnostics, 2024. *Workforce Drug Test Cheating Surged in 2023, Finds Quest Diagnostics Drug Testing Index Analysis of Nearly 10 Million Drug Tests*. Available at: https://newsroom.questdiagnostics.com/2024-05-15-Workforce-Drug-Test-Cheating-Surged-in-2023,-Finds-Quest-Diagnostics-Drug-Testing-Index-Analysis-of-Nearly-10-Million-Drug-Tests

Hyperlinks and website references in this presentation are provided for convenience only, and do not incorporate the referenced content into this presentation.

Drugs & Alcohol in the Workplace

Drug & Alcohol Testing per Industry 2021

Percentage of Establishments Testing New and Current Employees[1]



Transportation and warehousing
Retail trade
Wholesale trade
Manufacturing
Construction
Utilities
Natural resources and mining
Total U.S., private sector
0%
10%
20%
30%
40%
50%
60%



[1] US Bureau of Labor Statistics, 2021. ***Business Response Survey 2021 Charts : Establishments that are drug testing or alcohol testing new applicants or current employees, by industry (percent)***. Available at: https://www.bls.gov/brs/data/charts/2021

- **Note:** this data represents the most recent comprehensive US Bureau of Labor Statistics survey on this topic.

Hyperlinks and website references in this presentation are provided for convenience only, and do not incorporate the referenced content into this presentation.

Capitalization Table

Securities Outstanding (as of September 30, 2026)	
Common Stock Issued	3,316,803
Pre-funded Warrants	2,646,084
Total Common Equivalent Shares*	**5,962,887**
Warrants (WAEP - $4.66)	9,399,018

*No ratchets or resets.

Summary

Large growing customer base with 1,886 installed readers and 502 active customers as of June 30, 2026.

Rapid, non-invasive, cost-effective solution to address the growing global drug screening market.

Increased revenue and growth, utilizing the Razor/Razor-blade model.

Strong Intellectual Property (IP) portfolio, including our sixth U.S. patent granted in FY2025 and eighth European patent granted in FY2026.

FDA 510(k) package submitted in September 2026, seeking U.S. market clearance. Method Comparison Study delivered accuracy above 98%, sensitivity above 94%, and 100% specificity.

Achieved significant operational milestone with Syrma Johari manufacturing partnership, expected to deliver >40% annual production cost savings and a ~20 percentage point improvement in gross margins.

Thank You

www.ibs.inc | info@ibs.inc